                                                                   Exhibit 10.42


                        AMENDMENT NO. 1 TO INTERCREDITOR
                        --------------------------------
                                    AGREEMENT
                                    ---------

     AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT dated as of June 29, 2001 (this "Amendment"), by and among (i) Fleet National Bank (f/k/a Fleet Bank, National
 ---------
Association) ("Fleet"), acting in its capacity as agent (in such capacity, the "Bank Agent") for and on behalf of the various financial institutions (collectively, the "Banks") which are, or may from time to time hereafter become, parties to the Loan Agreement (as defined in the Intercreditor Agreement), (ii) the Banks, (iii) the Senior Noteholders (as defined in the Intercreditor Agreement), (iv) Fleet, acting as collateral agent for the Senior Noteholders (the "Senior Note Collateral Agent") and (v) Fleet, acting in its individual capacity and in its capacity as intercreditor collateral agent for the Senior Creditors (together with its successors and assigns, the "Collateral Agent").

     WHEREAS, the Bank Agent, the Banks, the Senior Noteholders, the Senior Note Collateral Agent and the Collateral Agent are parties to an Intercreditor Agreement dated as of June 1, 1999 (as amended and in effect from time to time, the "Intercreditor Agreement", capitalized terms defined therein having the same
     -----------------------
meanings herein as therein), pursuant to which the Banks and the Senior Noteholders have made certain arrangements with respect to the collateral granted to the Banks and the Senior Noteholders by Medallion Funding Corp. (the "Borrower"); and
 --------

     WHEREAS, the Banks are amending the Loan Agreement to delete the Minimum Asset Coverage test therein, and the Bank Agent, the Banks, the Senior Noteholders, the Senior Note Collateral Agent and the Collateral Agent have agreed to amend the Intercreditor Agreement to delete the Minimum Asset Coverage test and as further set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Intercreditor Agreement as follows:

     1.  Amendment to Section 2 of the Intercreditor Agreement. Section 2 of the
         -----------------------------------------------------
Intercreditor Agreement is hereby amended by deleting the third paragraph of
Section 2 in its entirety and substituting in lieu thereof the following new text:

         "The Banks agree that they shall not, without prior notice to the Senior Noteholders and without the prior written consent of the Required Noteholders, amend or revise the Loan Agreement in any manner that would
     (i) permit the Borrowing Base (as defined in the Loan Agreement as in effect on June 29, 2001) to exceed the aggregate unpaid balance of all Senior Debt (as defined in the Loan Agreement as in effect on June 29, 2001) at such time, (ii) modify any required payment dates so as to cause the maturity date of the Loan Agreement to occur earlier, or (iii) modify
     Section 2.5(e) of the Loan Agreement. The Noteholders agree that they shall not, without prior written notice to the Senior Creditors and without the prior written consent of the Required Banks, amend or revise any Note Purchase Agreements in any manner that would increase the principal amount of or the rate of interest on, the Senior Notes, increase the Make-Whole Amount, increase the dollar limitation set forth in Section 10.2 of the Note Purchase Agreements, decrease the ratio set forth in Section 10.3 or 10.14 of the Note Purchase Agreements, increase the ratio set forth in Sections 10.4,
          10.5 or 10.15 of the Note Purchase Agreements, modify the definition of "Bank Debt Prepayment" in, or Section 8.8 or 10.13 of, the Note Purchase Agreements or modify any required payment dates so as to reduce the average life of the Senior Notes."

          2. Amendment to Section 5 of the Intercreditor Agreement. Section 5(a)
             -----------------------------------------------------
of the Intercreditor Agreement is hereby amended by deleting the first sentence of Section 5(a) in its entirety and substituting in lieu thereof the following new text:

             "Upon (w) the receipt of any proceeds or awards arising from any condemnation or eminent domain proceedings concerning the Collateral,
          (x) the receipt of any insurance proceeds arising from damage to the Collateral by fire or any other casualty which are not used for restoration of the Collateral in accordance with the terms of the Security Document governing same, (y) the receipt of any proceeds arising from any asset sale, disposition or transfer, the sale or issuance of any indebtedness, or the sale or issuance of any capital stock or other equity interests, or (z) the exercise of any rights and remedies by the Collateral Agent under the Security Documents, any and all proceeds from the sale, foreclosure or other disposition of Collateral pursuant thereto shall, promptly following their receipt by the Collateral Agent, be applied and distributed by the Collateral Agent as follows:"

          3. Representations and Warranties.
             ------------------------------

             (a) Neither the Collateral Agent, the Bank Agent, the Senior Note Collateral Agent nor any Senior Creditor makes any representation or warranty to any other party hereto with respect to the effectiveness, enforceability, validity or due execution of the Security Documents or as to any of the Collateral.

             (b) Each Senior Creditor represents, warrants and covenants that it has not and will not have or accept any security, collateral or other credit enhancement from the Borrower or any subsidiary or affiliate thereof with respect to any of the Senior Obligations without making adequate provision to cause such security, collateral or credit enhancement to be subject to the terms and provisions of the Intercreditor Agreement.

          4. Effectiveness. This Amendment shall become effective as of the date
             -------------
first written above (the "Effective Date"), upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Collateral Agent:

      (a) This Amendment shall have been duly executed and delivered by each of the Bank Agent, the Banks, the Senior Noteholders, the Senior Note Collateral Agent and the Collateral Agent and shall be in full force and effect.

      (b) The Collateral Agent shall have received evidence of the effectiveness of an amendment of the Funding Agreement, in the form attached hereto as Exhibit A.

      (c) Bingham Dana LLP shall have received payment of all fees and expenses outstanding as of the date hereof, including, but not limited to, fees and expenses in the connection with the preparation of this Amendment and ancillary documentation.

      (d) The Collateral Agent shall have received such other items, documents, agreements or actions as the Collateral Agent may reasonably request in order to effectuate the transactions contemplated hereby.

     5.   Miscellaneous Provisions.
          ------------------------

     (a) Each of the Senior Creditors hereby ratifies and confirms all of its obligations under the Intercreditor Agreement, as amended hereby. Except as expressly amended hereby, the Intercreditor Agreement shall continue in full force and effect. This Amendment and the Intercreditor Agreement shall hereafter be read and construed together as a single document, and all references to the Intercreditor Agreement in the Intercreditor Agreement or any agreement or instrument related to the Intercreditor Agreement shall hereafter refer to the Intercreditor Agreement as amended by this Amendment.

     (b)  Without limiting the expense reimbursement requirements set forth in
Section 10.6 of the Loan Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Collateral Agent incurred in connection with this Amendment.

     (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     (d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.


                                  FLEET NATIONAL BANK, (f/k/a Fleet Bank, N.A.), as Collateral Agent, Bank Agent and a Bank


                                  By /s/ Kevin J. Foley
                                     ------------------
                                     Name:   Kevin J. Foley
                                     Title:  Sr VP


                                  HSBC BANK USA


                                  By: /s/ Bruce Wicks
                                      ---------------
                                      Name:  Bruce Wicks
                                      Title: Vice President


                                  THE BANK OF NEW YORK


                                  By: /s/ Gordon Smith
                                      ----------------
                                      Name:   Gordon Smith
                                      Title:  Vice President


                                  THE CHASE MANHATTAN BANK


                                  By: /s/ Carol A. Kornbluth
                                      ----------------------
                                      Name:   Carol A. Kornbluth
                                      Title:  Vice President

                                  ISRAEL DISCOUNT BANK OF NEW YORK


                                  By: /s/ Robert J. Fainelli
                                      ----------------------
                                      Name:  Robert J. Fainelli
                                      Title: First Vice President


                                  By: /s/ Howard Weinberg
                                      -------------------
                                      Name:   Howard Weinberg
                                      Title:  Senior Vice President


                                  EUROPEAN AMERICAN BANK

                                  By: /s/ George L. Stirling
                                      ----------------------
                                  Name:   George L. Stirling
                                  Title:  V.P.


                                  BANK LEUMI


                                  By: /s/ Paul Tine       /s/ John Koenigsberg
                                      -------------       --------------------
                                  Name:  Paul Tine        John Koenigsberg
                                  Title: VP               First Vice President


                                  THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                  By: /s/ Jeffrey Millar
                                      ------------------
                                  Name:   J. Millar
                                  Title:  Vice President


                                  HARRIS TRUST AND SAVINGS BANK


                                  By: /s/ Michael S. Cameli
                                      ---------------------
                                  Name:    Michael S. Cameli
                                  Title:   V. P.

                                   THE TRAVELERS INSURANCE COMPANY


                                   By: /s/ A William Carnduff
                                       ----------------------
                                       Name:   A. William Carnduff
                                       Title:  Second Vice President


                                   FIRST CITICORP LIFE INSURANCE COMPANY
                                   BY: TRAVELERS ASSET MANAGEMENT INTERNATIONAL
                                   COMPANY LLC


                                   By: /s/ A William Carnduff
                                       ----------------------
                                       Name:  A. William Carnduff
                                       Title: Second Vice President


                                   CITICORP LIFE INSURANCE COMPANY
                                   BY: TRAVELERS ASSET MANAGEMENT INTERNATIONAL
                                   COMPANY LLC


                                   By: /s/ A William Carnduff
                                       ----------------------
                                       Name:  A. William Carnduff
                                       Title: Second Vice President


                                   UNITED OF OMAHA LIFE INSURANCE COMPANY


                                   By: /s/ Edwin H. Garrison, Jr.
                                       --------------------------
                                       Name:  Edwin H. Garrison, Jr.
                                       Title: First Vice President


                                   COMPANION LIFE INSURANCE COMPANY


                                   By: /s/ Edwin H. Garrison, Jr.
                                       --------------------------
                                       Name:  Edwin H. Garrison, Jr.
                                       Title: Assistant Treasurer

ACKNOWLEDGED AND AGREED:
------------------------

MEDALLION FUNDING CORP.


By: /s/ Alvin Murstein
    ------------------
    Name:  Alvin Murstein
    Title: President


By: /s/ James Jack
    --------------
    Name:  James J. Jack
    Title: Executive Vice President &
           Chief Financial Officer